HOUSECALL MEDICAL RESOURCES

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                               FORM 8-K\A No. 2
                         ----------------------

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: June 30, 1996
                           ----------------------

                        HOUSECALL MEDICAL RESOURCES, INC.
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            (Exact name of Registrant as Specified in its Charter)

   Delaware                              0-28134                   58-2114917
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(State or other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation or                                          Identification No.)
Organization)

     1000 Abernathy Road, Building 400, Suite 1825, Atlanta, Georgia 30328
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          (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code:  (770) 379-9000

                                Not Applicable
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        (Former name or former address, if changed since last report)
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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

2.1 Asset Purchase Agreement between the Company and R.N. Registry, Inc. dated as of June 30, 1996.

23   Consent of Ernst & Young LLP
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                      Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.



                            Housecall Medical Resources, Inc.
                            ---------------------------------
                                     (Registrant)


November 18, 1996             /s/ Peter J. Bibb
                                  Peter J. Bibb
                                  Chief Financial Officer
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                                Exhibit Indes

Exibit 23 - Consent of Independent Auditors